UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 17, 2012 (February 17, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on November 17, 2011, voluntary petitions for relief were filed by General Maritime Corporation (the “Company”) and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries, collectively, the “Debtors”) under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG). On January 31, 2012, the Debtors filed a Chapter 11 Plan of Reorganization (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court.

Among other things, the Plan contemplates a rights offering (the “Rights Offering”) by the Company.  In the Rights Offering, eligible holders of general unsecured claims against debtors who guarantee the Company’s obligations under its secured credit facilities will have the opportunity to purchase up to 17.5% of the new equity of the reorganized Company on an undiluted basis for up to $61.25 million.  The Plan provides for a record date for determining generally the holders of general unsecured claims that are eligible to participate in the rights offering.  Certain additional claims holders as described in the Plan and transferees of claims in accordance with the Plan may also be eligible to participate in the Rights Offering.  The Rights Offering will be limited to those holders of general unsecured claims that are either qualified institutional buyers or accredited investors as defined by applicable securities laws.

On February 17, 2012, the Company issued a press release announcing a change in the record date for determining generally the holders of general unsecured claims that are eligible to participate in the Rights Offering to February 24, 2012, from February 8, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

The Company intends to file an amended Plan and Disclosure Statement (the “Disclosure Statement”) relating to the Plan with the Bankruptcy Court to reflect the change in the record date and to make certain related modifications.  The Plan and Disclosure Statement have not been approved by the Bankruptcy Court.  This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Acceptance or rejection of the Plan may not be solicited until the Disclosure Statement has been approved by the Bankruptcy Court.  In addition, the Plan and Disclosure Statement may be revised to reflect events that occur after the dates of their filing but prior to Bankruptcy Court approval.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated February 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President and Chief Financial Officer

Date: February 17, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 17, 2012